Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

August 22, 2018

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is entered into by Vistra Energy Corp., a Delaware corporation and successor-by-merger to Dynegy Inc. (the “Company”) and the Guarantors (as defined in the Registration Rights Agreement (as defined below)).

RECITALS:

WHEREAS, reference is hereby made to that certain Registration Rights Agreement, dated as of August 21, 2017, by and among the Company (as successor-by-merger to Dynegy Inc.), the subsidiary guarantors party thereto and Goldman Sachs & Co. LLC, as representative of the initial purchasers identified therein (the “Registration Rights Agreement”), which provides holders of the Notes with certain registration rights;

WHEREAS, capitalized terms used but not defined herein shall have the definitions given such terms in the Registration Rights Agreement;

WHEREAS, it has been proposed that the Registration Rights Agreement be amended to delete Sections 2(b), 2(c) and 2(d) thereof;

WHEREAS, pursuant to Section 10 (Amendments and Waivers) of the Registration Rights Agreement, any amendment to Section 2 of the Registration Rights Agreement that does not directly or indirectly affect the rights and obligations of any specific Initial Purchaser requires that the Issuers have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Transfer Restricted Securities outstanding (the “Required Minimum Consent”);

WHEREAS, on August 7, 2018, the Company launched a tender offer (the “Tender Offer”) and consent solicitation (the “Consent Solicitation”) with regard to the Notes, seeking the Required Minimum Consent, which will take the form of executed and returned letters of transmittal or, in the case of Holders that tender Notes and deliver consents by way of the Depository Trust Company’s automated tender offer program, duly transmitted Agent’s Messages (as defined in the Offer to Purchase, dated as of August 7, 2018, in respect of the Tender Offer and Consent Solicitation); and

WHEREAS, Global Bondholder Services Corporation, the tender agent and information agent with regard to the Tender Offer and the Consent Solicitation, has provided the Company with the certificate attached hereto as Exhibit A, reflecting the receipt of the Required Minimum Consent from Holders in connection with the Tender Offer and Consent Solicitation;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT:

1. Each of Sections 2(b), 2(c) and 2(d) of the Registration Rights Agreement are hereby deleted in their entirety and replaced with “[Reserved].”

2. Except as specifically provided in this Amendment, all of the terms of the Registration Rights Agreement shall remain unchanged, are hereby confirmed and remain in full force and effect.

3. Each of Section 10 (Amendments and Waivers), Section 11 (Notices), Section 12 (Remedies), Section 13 (Successors and Assigns), Section 14 (Counterparts), Section 15 (Headings), Section 16 (Applicable Law; Jurisdiction) and Section 17 (Severability) of the Registration Rights Agreement applies, mutatis mutandis, to this Amendment as if set forth directly herein.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

Vista Energy Corp.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Vistra Operations Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

ANP Bellingham Energy Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

ANP Blackstone Energy Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Big Brown Power Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Brighten Energy LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Calumet Energy Team, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Casco Bay Energy Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Coffeen and Western Railroad Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Coleto Creek Power, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Comanche Peak Power Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dallas Power & Light Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Administrative Services Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Associates Northeast LP, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Coal Generation, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Coal Holdco, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dynegy Coal Trading & Transportation, L.L.C.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Commercial Asset Management, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Conesville, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Dicks Creek, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Energy Services (East), LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dynegy Energy Services, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Fayette II, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Gas Imports, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Hanging Rock II, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Kendall Energy, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dynegy Killen, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Marketing and Trade, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Miami Fort, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Midwest Generation, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Morro Bay, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dynegy Moss Landing, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Northeast Generation GP, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Oakland, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Operating Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Power Generation, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dynegy Power Marketing, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Power, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Resource II, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Resources Generating Holdco, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy South Bay, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Dynegy Stuart, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Washington II, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Dynegy Zimmer, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Ennis Power Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

EquiPower Resources Corp.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Forney Pipeline, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Generation SVC Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Havana Dock Enterprises, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Hays Energy, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Hopewell Power Generation, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Illinois Power Generating Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Illinois Power Marketing Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Illinois Power Resources Generating, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Illinois Power Resources, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Illinova Corporation

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

IPH, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Kincaid Generation, L.L.C.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

La Frontera Holdings, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Lake Road Generating Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Liberty Electric Power, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Lone Star Energy Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Lone Star Pipeline Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Luminant Energy Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Luminant Energy Trading California Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Luminant ET Services Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Luminant Generation Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Luminant Mining Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Masspower, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Midlothian Energy, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Milford Power Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

NCA Resources Development Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

NEPCO Services Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Northeastern Power Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Oak Grove Management Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Ontelaunee Power Operating Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Pleasants Energy, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Richland-Stryker Generation LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Sandow Power Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Sithe Energies, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Sithe/Independence LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Southwestern Electric Service Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Texas Electric Service Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Texas Energy Industries Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Texas Power & Light Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Texas Utilities Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Texas Utilities Electric Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

T-Fuels, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

TXU Electric Company, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

TXU Energy Retail Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

TXU Retail Services Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Upton County Solar 2, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Value Based Brands LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Vistra Asset Company LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Vistra Corporate Services Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Vistra EP Properties Company

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Vistra Finance Corp.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Vistra Preferred Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Wharton County Generation, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Wise County Power Company, LLC

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

Wise-Fuels Pipeline, Inc.

By:	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

EXHIBIT A

Certificate of Global Bondholder Services Corporation

See attached.